U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                Amendment No. 1


                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 8, 2003



                               MOUNTAIN OIL, INC.
             (Exact name of registrant as specified in its charter)

                                    333-37842
                                    ---------
                              (Commission File No.)

                               Utah     87-0639343
                               ----     ----------
                (State or other jurisdiction of     (IRS Employer
             incorporation or organization)     Identification No.)


                    3191 North Canyon Road, Provo, Utah 84604
                    -----------------------------------------
                    (Address of principal executive offices)


                                 (801) 373-3990
                                 --------------
                         (Registrant's telephone number)

             3954 East 200 North East Highway 40, Ballard, UT 84066
                 (Former address, if changed since last report)


[This amendment is filed solely for the purpose of filing the Agreement between Mountain Oil, Inc., and Mountain Oil and Gas, Inc. dated March 1, 2003, which was inadvertently left out of the original filing.]

                  ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On March 1, 2003, Mountain Oil entered into an agreement with Mountain Oil and Gas, Inc. ("MOG"), for the sale and lease of certain assets of Mountain Oil to MOG, which closed on April 8, 2003. MOG is controlled by Craig Phillips and Daniel Sam, who resigned all of their positions as officers and directors of Mountain Oil prior to execution of the agreement with MOG. Joseph Ollivier was appointed President of Mountain Oil and Lynn Stratford was added to the board of directors and also appointed secretary, treasurer, and chief financial officer of Mountain Oil.

     Under the agreement Mountain Oil sold all of its interest in all but four of its oil wells, all of its interest in undeveloped lease acreage, and certain equipment to MOG for assumption of substantially all of Mountain Oil's liabilities and surrender to Mountain Oil for cancellation of 800,420 shares of common stock. Mountain Oil retained its interest it what it believes to be the best four producing wells, including the equipment associated with those wells, and also retained ownership of most of the large equipment and the building and land in Ballard, Utah. The assets retained are being leased to MOG at $6,500 per month, and MOG has a one-year option to purchase certain of the assets for $650,000.

                   ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Pro  Forma  Financial  Information

     Included with this report beginning on page 3 is the Pro Forma Unaudited Balance Sheet of Mountain Oil at December 31, 2002, and Pro Forma Unaudited Statement of Operations for the one year period ended December 31, 2002.

Exhibits

                 SEC Ref. No     Title of Document     Location
                 -----------     -----------------     --------

    10.1     Agreement between Mountain Oil, Inc., and Mountain     Attached
                         Oil and Gas, Inc. dated March 1, 2003


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     MOUNTAIN  OIL,  INC.


Date:  April  22,  2003                              By:  /s/:  Joseph  Ollivier
-----------------------                              ---------------------------
                                                          Joseph  F.  Ollivier
                                                          President

                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS


     The following unaudited pro forma consolidated balance sheet as of December 31, 2002 estimates the pro forma effect of the Asset Sale on the Company's financial position as if the Asset Sale and the transactions contemplated in the Purchase Agreement had been consummated on December 31, 2002. The following unaudited pro forma consolidated statement of income for the year ended December 31, 2002 estimate the pro forma effects of the Asset Sale on the Company's results of operations as if the Asset Sale had occurred at the beginning of the period. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable. The pro forma information may not be indicative of the results of operations and financial position of the Company as it may be in the future or as it might have been had the transactions been consummated on the respective dates assumed.




MOUNTAIN OIL, INC.
UNAUDITED PRO FORMA BALANCE SHEET
DECEMBER 31, 2002

                                                      MOUNTAIN OIL    ADJUSTMENTS    PRO FORMA

Assets
Current assets:
  Cash . . . . . . . . . . . . . . . . . . . . . . .  $     106,000   $    (55,000)  $    51,000
  Accounts receivable. . . . . . . . . . . . . . . .         39,000        (39,000)            -
  Related party receivable . . . . . . . . . . . . .         18,000        (18,000)            -
  Inventory. . . . . . . . . . . . . . . . . . . . .         55,000        (55,000)            -
  Other current assets . . . . . . . . . . . . . . .          3,000         (3,000)            -
                                                      --------------  -------------  ------------
    Total current assets . . . . . . . . . . . . . .        221,000       (170,000)       51,000

Property and equipment, net. . . . . . . . . . . . .      1,057,000       (340,000)      717,000
                                                      --------------  -------------  ------------

Total assets . . . . . . . . . . . . . . . . . . . .  $   1,278,000   $   (510,000)  $   768,000
                                                      ==============  =============  ============


Liabilities and stockholders' equity

Current liabilities:
  Accounts payable . . . . . . . . . . . . . . . . .        246,000   $   (246,000)  $         -
  Accrued expenses . . . . . . . . . . . . . . . . .        203,000       (203,000)            -
  Related party advances payable . . . . . . . . . .         13,000        (13,000)            -
  Current portion of long-term debt. . . . . . . . .         10,000        (10,000)            -
                                                      --------------  -------------  ------------
    Total current liabilities. . . . . . . . . . . .        472,000       (472,000)            -

Long-term debt . . . . . . . . . . . . . . . . . . .         29,000        (29,000)            -

Commitments. . . . . . . . . . . . . . . . . . . . .              -              -             -

Stockholders' equity:
Preferred stock, no par value, authorized 10,000,000
   shares; no shares issued or outstanding . . . . .              -                            -
Common stock, no par value, 50,000,000 shares
   authorized; 2,321,983 and 2,301,983 shares
   issued and outstanding, respectively. . . . . . .      3,099,000       (202,000)    2,897,000
Accumulated deficit. . . . . . . . . . . . . . . . .     (2,322,000)       193,000    (2,129,000)
                                                      --------------  -------------  ------------
Total stockholders' equity . . . . . . . . . . . . .        777,000         (9,000)      768,000
                                                      --------------  -------------  ------------
Total liabilities and stockholders' deficit. . . . .  $   1,278,000   $   (510,000)  $   768,000
                                                      ==============  =============  ============





MOUNTAIN OIL, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
FOR THE 12 MONTHS ENDED DECEMBER 31, 2002
                                                                 PRO FORMA       (Unaudited)
                                                    AUDITED      ADJUSTMENTS    PRO FORMA

Oil and gas sales, net . . . . . . . . . . . . . .  $  569,000   $   (569,000)  $         -
Other revenue. . . . . . . . . . . . . . . . . . .       9,000         69,000        78,000
                                                    -----------  -------------  ------------

                                                       578,000       (500,000)       78,000

Costs and expenses:
  Operating costs. . . . . . . . . . . . . . . . .     411,000       (411,000)            -
  Production and other taxes . . . . . . . . . . .      31,000        (31,000)            -
  General and administrative expenses. . . . . . .     304,000       (248,000)       56,000
  Impairment of property and equipment . . . . . .           -                            -
  Depreciation, depletion and amortization expense     163,000        (19,000)      144,000
                                                    -----------  -------------  ------------

Total operating expenses . . . . . . . . . . . . .     909,000       (709,000)      200,000
                                                    -----------  -------------  ------------

Loss from operations . . . . . . . . . . . . . . .    (331,000)       209,000      (122,000)

Other income (expense):
  Gain on disposition of assets.       . . . . . .           -        193,000       193,000
  Interest expense . . . . . . . . . . . . . . . .      (7,000)         7,000             -
  Other income . . . . . . . . . . . . . . . . . .      13,000        (13,000)            -
  Interest income. . . . . . . . . . . . . . . . .       1,000              -         1,000
                                                    -----------  -------------  ------------

(Loss) income before provision for income taxes. .    (324,000)       396,000        72,000

Benefit from income taxes. . . . . . . . . . . . .           -

Net (loss) income. . . . . . . . . . . . . . . . .  $ (324,000)  $    396,000   $    72,000
                                                    ===========  =============  ============

(Loss) income per common share - basic and diluted  $    (0.10)                 $      0.03
                                                    ===========                 ============

Weighted average number of common shares -
   basic and diluted . . . . . . . . . . . . . . .   3,119,000                    2,312,000
                                                    ===========                 ============


NOTES  TO  UNAUDITED  PRO  FORMA  CONSOLIDATED  FINANCIAL  STATEMENTS

     (a) The unaudited pro forma consolidated balance sheet gives effect to the Asset Sale and the assumption of liabilities as though the Asset Sale had occurred on December 31, 2002. Estimated shares redeemed, liabilities assumed, assets sold, and resultant gain from the Asset Sale are as follows (rounded to thousands):

                        Cash                                     $   55,000
                        Accounts  receivable                         39,000
                        Related  party  receivables                  18,000
                        Inventory                                    55,000

                        Other  assets                                 3,000

                        Property  and  equipment                    340,000
                                                                 ----------
                        Book  Value  of  Assets  Sold               510,000
                                                                 ----------

                        Accounts  payable                           246,000
                        Accrued  liabilities                        203,000
                        Related  party  payable                      13,000
                        Long-term  debt                              39,000
                                                                 ----------

                        Total  liabilities  assigned                501,000
                                                                 ----------

                        Shares  redeemed  (807,266  at  $.25)       202,000
                                                                 ----------

                        Gain  on  sale                          $   193,000
                                                                 ----------


     (b)  The  unaudited  pro  forma  statement  of operation for the year ended
December 31, 2002, give effect to the Asset Sale as though it had occurred on January 1, 2001. The disposition agreement is accompanied by a lease agreement wherein the Company leases to an operating company substantially all its gas and oil assets which it did not sell. As a result of the sale of the assets and the lease agreement of unsold assets, The company would have reduced its recognition of all oil and gas revenue while increasing other revenue (lease revenue) by $69,000, would have reduced depletion and depreciation expense by $19,000, reduced general and administrative expenses by $248,000, and reduced all operating costs by their full amount. In addition, all interest and other income would have been reduced for their full amounts.